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                                                                    EXHIBIT 10.2

                                 OFFICE LEASE



     THIS LEASE ("Lease") is made and entered into this 1st day of August, 2000 by and between Fertitta Enterprises, Inc. ("Landlord") and Expedia, Inc. ("Tenant").

       Section 1. DEMISE. Upon the conditions, limitations, covenants and
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restrictions contained herein, Landlord hereby leases to Tenant, and Tenant leases from Landlord, a total of approximately eight thousand eight hundred sixty-six (8,866) square feet of space (hereinafter "Leased Property"), in Fertitta Headquarters (the "Complex"), said Leased Property being more specifically indicated on Exhibit A attached hereto and incorporated herein by reference. The address of the Leased Property is 2960 West Sahara, Suite 100, Las Vegas, Nevada, 89102. The exact square footage of the Leased Property shall be determined by Landlord's space planner, and shall be measured as follows: interior premises are measured from center line to center line of party walls; exterior premises are measured from center line of party walls to the outside face of the roof line above the premises; depth is measured to the outside face of the roof line above the premises. Tenant acknowledges that the site plan shown on Exhibit A is tentative and that Landlord may change the shape, size, location, number and extent of the improvements shown thereon and eliminate or add any improvement thereto. Landlord reserves to itself the use of the roof, exterior walls (other than store fronts) and the area above and below the Leased Property together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements now or in the future leading through the Leased Property which serve other parts of the Complex.

       Section 2. TERM. The term (the "Term") of this Lease shall commence on
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November 1, 2000 (the "Commencement Date"), and shall continue at the will of the parties, provided that either Tenant or Landlord may terminate this Lease on giving sixty (60) days' prior written notice of such termination to the other party.

       Section 3. RENT.
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       3.1        Subject to adjustment as hereinafter provided, Tenant shall pay Landlord as basic rent for the Term of this Lease, the monthly sum of eighteen thousand six hundred eighteen and 60/100 dollars ($18,618.60), beginning on November 1, 2000.

       3.2        The rent shall be paid to Landlord in advance on the first
(1st) day of each month during the Term of this Lease.

       3.3 All rent and other monies payable under this Lease shall be paid without prior demand therefor and without any deduction or offset whatsoever in lawful money of the United States of America at the office of Landlord set forth in Section 28 hereof or at such other place or places as may from time to time be designated in writing by Landlord.


       3.4 If Tenant shall fail to pay, within ten (10) days after the same is due and payable, any basic rent, or any additional rent, or any other amounts or charges to be paid by Tenant
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hereunder, such unpaid sum shall be subject to a late charge equal to five percent (5%) of the amount overdue. In addition, if any such rent, additional rent, amount or charge has not been paid within thirty (30) days after the same is due and payable, such unpaid sum shall bear interest at the rate of one and one-half percent (1.5%) per month, compounded monthly, from the original due date therefor, until paid in full, which interest shall be payable as additional rent.

       3.5 As of the Commencement Date, Landlord shall make available, at Tenant's option, the existing furniture currently stored within the Leased Property for Tenant's use at a rate of two thousand five hundred dollars ($2,500) per month. Landlord shall provide to Tenant an inventory listing of the furniture available for rental pursuant to this Section 3.5 within twenty (20) days of the mutual execution by the parties hereto of this Lease.

       Section 4. SECURITY DEPOSIT. Tenant, concurrently with the execution of
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this Lease, has deposited with Landlord the sum of eighteen thousand one hundred seventy-five and 30/100 dollars ($18,175.30), receipt of which is hereby acknowledged by Landlord. Said deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease by said Tenant to be kept and performed during the Term hereof, provided that Tenant shall not be excused from the payment of any rent herein reserved or any other charges herein provided. If Tenant defaults with respect to any provision of this Lease, Landlord may, but shall not be required to, use or retain all or any part of such security deposit for the payment of any rent, to repair damages to the Leased Property, to clean the Leased Property or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep such security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. Should Tenant comply with all said terms, covenants and conditions and promptly pay all the rental herein provided for as it falls due and pay all other sums payable by Tenant to Landlord hereunder, then the said deposit shall be refunded in full to Tenant thirty (30) days after the end of the Term of this Lease or after the last payment due from Tenant to Landlord, whichever last occurs. No beneficiary of any Deed of Trust encumbering the Leased Property or the Complex shall be or at any time become liable for the return of any security deposit unless such deposit is actually held by such Beneficiary as security for Tenant's performance hereunder.

       Section 5. POSSESSION AND SURRENDER OF LEASED PROPERTY. Tenant shall by
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entering upon and occupying the Leased Property be deemed to have accepted the
Leased Property and Landlord shall be liable only for latent defects discovered therein in the first ninety (90) days, provided that written notice is given to Landlord by Tenant within ten (10) days after any such defect is discovered by Tenant. In no event shall Landlord be liable for consequential damages. Upon termination of this Lease, if, and only if, Tenant has fully and faithfully performed all of its obligations hereunder, Tenant shall, at its sole cost and expense, remove all personal property which Tenant has installed or placed on the Leased Property ("Tenant's Property") from the Leased Property and repair all damage thereto resulting from such removal and Tenant shall thereupon surrender the Leased Property in the same condition as on the occupancy date, reasonable wear and tear excepted. If Tenant has not fully and faithfully performed all of its obligations under this Lease, Tenant shall remove Tenant's Property from the Leased Property only

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upon Landlord's written approval. In the event Tenant shall fail to remove any of Tenant's Property as provided herein, Landlord may, but shall not be obligated to, remove and/or discard all such property not so removed and repair all damage to the Leased Property resulting from such removal, all at Tenant's expense, and Landlord shall have no responsibility to Tenant for any loss or damage to said property caused by or resulting from such removal or otherwise.

       Section 6. USE OF LEASED PROPERTY. The Leased Property is leased to
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Tenant for general office use (excluding use as a call center facility). Tenant shall not use or allow the Leased Property, or any portion thereof, to be used for any other purpose without the expressed written consent of landlord. Tenant shall be granted access twenty-four (24) hours per day, seven (7) days per week, fifty-two (52) weeks per annum to the Leased Property. Tenant shall have the right to install, at Tenant's sole cost, a card-key access system on the Leased Property.

       6.1 Tenant shall not, without prior written consent of all insurance companies which have issued any insurance of any kind whatsoever with respect to the Leased Property or the Complex, sell, or suffer to be kept, used or sold in, upon or about the Leased Property any gasoline, distillate or other petroleum products or any other substance or material of an explosive, inflammable or radiological nature, in such quantities as may be prohibited by any such insurance policy or which may endanger any part of the Complex or its occupants, business patrons or invitees.

       6.2 Tenant shall not, without Landlord's prior written approval, operate or permit to be operated on the Leased Property any coin or token-operated vending machines or similar device for the sale or leasing to the public of any goods, wares, merchandise, food, beverages, and/or service, including, without limitation, pay telephones, pay lockers, pay toilets, scales and amusement devices.

       6.3 Tenant shall refrain from using or permitting the use of the Leased Property or any portion thereof as living quarters, sleeping quarters or lodging rooms.

       6.4 Tenant shall not, without Landlord's prior written approval, conduct or permit any fire, bankruptcy, liquidation or auction sale in, on or about the Leased Property.

       6.5 Tenant shall not, without Landlord's prior written approval, cover or obstruct any windows, glass doors, lights, skylights, or other apertures that reflect or admit light into the Leased Property.

       6.6 Tenant shall not keep, or permit the keeping, of any animals of any kind in, about or upon the Leased Property without Landlord's prior written approval.

       6.7 Tenant shall not use the Leased Property for storage or warehouse purposes beyond such use as is reasonably required to keep the Leased Property adequately supplied for the conduct of Tenant's business purposes.

       6.8 Except as provided for elsewhere herein, Tenant shall keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) the Leased Property and every part thereof and any and all appurtenances thereto

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wherever located, including, but without limitation, the interior portion of all doors, door checks, windows, plate glass, store front, all plumbing and sewage facilities within the Leased Property including free flow up to the main sewer line, fixtures, the heating, ventilation and air conditioning equipment serving the Leased Property and any work performed by or on behalf of Tenant hereunder. Tenant shall also keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) any special equipment, fixtures or facilities other than the usual and ordinary plumbing and utility facilities, which special facilities shall include but not be limited to grease traps (if any), located outside the Leased Property. Landlord agrees to assign to Tenant any warranties Landlord may have pertaining to those parts of the Leased Property Tenant is responsible for maintaining hereunder. Tenant shall store all trash and garbage in metal containers located where designated by Landlord and so as not to be visible or create a nuisance to customers and business invitees in the Complex, and so as not to create or permit any health or fire hazard.

       6.9 Tenant shall at all times during the Term of the Lease comply with all governmental rules, regulations, ordinances, statutes and laws, including, but not limited to, all Federal and State laws and regulations regarding hazardous substances and the disposal thereof, and the orders and regulations of the Insurance Service Office or any other body now or hereafter exercising similar functions, now or hereafter in effect pertaining to the Complex, the Leased Property or Tenant's use thereof.

       6.10 Tenant hereby covenants and agrees that it, its agents, employees, servants, contractors, subtenants and licensees shall abide by the Rules and Regulations attached hereto as Exhibit C and incorporated herein by reference and such additional rules and regulations hereafter adopted and amendments and modifications of any of the foregoing as Landlord may, from time to time, adopt for the safety, care and cleanliness of the Leased Property or the Complex or for the preservation of good order thereon.

       6.11 Tenant shall not do, permit or suffer anything to be done, or kept upon the Leased Property which will obstruct or interfere with the rights of other tenants, Landlord or the patrons and customers of any of them, or which will annoy any of them or their patrons or customers by reason of unreasonable noise or otherwise, nor will Tenant commit or permit any nuisance on the Leased Property or commit or suffer any immoral or illegal act to be committed thereon.

       Section 7. IMPROVEMENTS. Tenant shall not make any improvements to the
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Leased Property without the written consent of Landlord first hand and obtained therefore. All improvements to the Leased Property made by Tenant shall be made promptly, at Tenant's sole expense, in a good and workmanlike manner, by duly-licensed contractors, and in compliance with all insurance requirements and with all applicable permits and authorizations, and all other governmental rules, regulations, ordinances, statutes and laws (including the Americans with Disabilities Act), and all rating bureau recommendations, now or hereafter in effect pertaining to the Leased Property or Tenant's use thereof, and such improvements shall be done by recognized union labor if so required by Landlord. Prior to the commencement of such work, Tenant shall give evidence to Landlord that appropriate insurance satisfactory to Landlord has been obtained for the protection of Landlord and its tenants and invitees from damage or injury resulting from the making of such improvements. In addition, prior to the commencement of such work, Tenant, if required

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by Landlord, shall secure, at Tenant's expense, performance, labor and materials bonds for the full cost of such work satisfactory to Landlord.

       Any improvements made by Tenant pursuant to this Section 7 shall, at Landlord's option, become the property of Landlord upon the expiration or sooner termination of this Lease (excluding Tenant's trade fixtures). However, Landlord shall have the right to require Tenant to remove any or all improvements, at Tenant's sole cost and expense, upon such termination of this Lease and to surrender the Leased Property in the same condition as it was prior to the making of any or all such improvements, reasonable wear and tear excepted.

       Section 8. PARKING AND COMMON AREAS. Tenant, its employees and business
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invitees shall have the nonexclusive right, in common with Landlord and all others to whom Landlord has granted or may hereafter grant rights, to use such common areas in the Complex (including but not limited to, the parking lot, walkways and sidewalks, exclusive of underground parking) as are designated from time to time by Landlord, subject to such reasonable rules and regulations as Landlord may from time to time impose, including the designation of specific areas in which cars operated by Tenant, its employees and business invitees must be parked. Notwithstanding the foregoing, Landlord expressly reserves the right to reserve and/or designate parking spaces for the exclusive use of any tenant or tenants, or officers or employees thereof which Landlord may specify; and Landlord further reserves the right to charge such tenants (separate from and in addition to rent) Landlord's current rate for reserved parking. Tenant shall have the right to lease covered parking spaces as they become available. Landlord may at any time close any common area to make repairs or changes, to prevent the acquisition of public rights in such areas, or to discourage non-customer parking. Landlord may do such other acts in and to the common areas as in its judgment may be desirable, and Landlord shall have the right to diminish the common areas and to dedicate portions of the common areas for utility purposes. Tenant shall, upon request, furnish to Landlord the license number of cars operated by Tenant and its employees. Tenant hereby agrees to pay Landlord, upon written demand, the sum of Twenty-Five Dollars ($25.00) per car per day for each car of Tenant, or any of its employees, agents or contractors, which is parked in any area of the Complex other than the area designated by Landlord. Tenant shall not at any time interfere with the right of the Landlord, other tenants, its and their agents, employees, servants, contractors, subtenants, licensees, customers and business invitees to use any part of the parking lot or other common areas. Landlord shall under no circumstances be liable for any reduction of the common areas, and no such reduction shall terminate or modify this Lease or Tenant's obligations hereunder. The use of the Leased Property and all common areas whatsoever by Tenant, its employees, agents, customers, licensees, invitees and contractors, shall, at all times, be in compliance with all covenants, conditions and restrictions, easements, reciprocal easement agreements, and all matters presently of public record or which may hereafter be placed of public record, which affect the Leased Property or the Complex, or any part thereof. Landlord shall maintain the parking areas in the Complex in a clean and neat condition. However, Landlord assumes no responsibility to police the use of said parking areas and Landlord shall not be liable for the use thereof by Landlord, Landlord's other tenants, its or their agents, employees, servants, contractors, subtenants, licensees, customers and/or business invitees or by any other person or persons, entity or entities whomsoever. Provided Tenant reserves for a period of at least one year, covered exclusive use parking spaces at the time of signing this Lease, Tenant shall have the use of six (6) covered parking spaces upon payment of Thirty-five dollars ($35.00) per month, per space, in advance, monthly.

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       Section 9.  TAXES. Tenant shall be liable for and shall pay before
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delinquency (and, upon demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of the payment thereof) all taxes and assessments of whatsoever kind or nature, and penalties and interest thereon, if any, levied against Tenant's personal property and any other personal property of whatsoever kind, and to whomsoever belonging, situate or installed in or upon the Leased Property, whether or not affixed to the realty. Any leasehold improvements in excess of those provided for shall be deemed Tenant's personal property for the purposes of this Section 9. If at any time during the Term of this Lease any such taxes on Tenant's property are assessed as part of the tax on the real property of which the Leased Property is a part, then in such event Tenant shall pay to Landlord the amount of such additional taxes as may be levied against the real property by reason thereof. Tenant shall use its best efforts to have Tenant's property assessed separately from said real property.

       If any time during the Term of this Lease, under the laws of the United States, Nevada or any political subdivision thereof, a tax or excise on rents or other tax (except income tax), however described, is levied or assessed by the United States, Nevada or said political subdivision against Landlord on account of any rent reserved under this Lease, the Leased Property or the use thereof, all such tax or excise on rents or other taxes shall be paid by Tenant. Whenever Landlord shall receive any statement or bill for any such tax or shall otherwise be required to make any payment on account thereof, Tenant shall pay the amount due hereunder within ten (10) days after demand therefor accompanied by delivery to Tenant of a copy of such tax statement if any.

       Section 10. SERVICES AND UTILITIES. Landlord agrees to keep in good
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order, condition and repair the foundations, exterior walls and roof of the
Leased Property (but excluding the exterior and interior of all windows, doors, plate glass and showcases) except for reasonable wear and tear and except for any damage thereto caused by any act or negligence of tenant or its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees. It is an express condition precedent to all obligations of Landlord to repair and maintain that Tenant shall have notified Landlord in writing of the need for such repairs or maintenance.

       Landlord shall not be obligated to perform any service or to repair or maintain any structure or facility except as provided in this Section. Landlord shall not furnish telephone facilities or service. Landlord shall not be obligated to provide any service or maintenance or to make any repairs pursuant to this Section when such service, maintenance or repair is made necessary because of the negligence or misuse of Tenant, Tenant's agents, employees, servants, contractors, subtenants, licensees, customers or business invitees. Landlord reserves the right to stop any service when Landlord deems such stoppage necessary, whether by reason of accident or emergency, or for repairs or improvements or otherwise. Landlord shall not be liable under any circumstances for loss or injury however occurring, through or in connection with or incident to any stoppage of such services. Landlord shall have no responsibility or liability for failure to supply any services or maintenance or to make any repair when prevented from doing so by any cause beyond Landlord's control. Landlord shall not be obligated to inspect the premises and shall not be obligated to make any repairs or perform any maintenance hereunder unless first notified of the need thereof in writing by Tenant. In the event that Landlord shall fail to commence such repairs or maintenance within twenty (20) days after said notice, Tenant's sole right and remedy for such failure shall be, after further notice to Landlord, to make such repairs or perform such maintenance

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and to deduct the cost and expenses thereof from the rent payable hereunder;
provided, however, that amount of such deduction not exceed the reasonable value of such repairs or maintenance. Landlord shall not be liable for any loss or damage to persons or property sustained by Tenant or other persons, which may be caused by the Complex or the Leased Property, or any appurtenances thereto, being out of repair or by bursting or leakage of any water, gas, sewer or steam pipe, or by theft, or by any act or neglect of any tenant or occupant of the Complex, or of any other person, by failure to furnish or interruption of, service of any utility, or by any other cause of whatsoever nature, unless caused by the negligence of Landlord.

       Section 11. INSURANCE. Tenant shall not use or occupy, or permit the
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Leased Property to be used or occupied in a manner which will increase the rates of insurance for the Leased Property or the Complex, which will make void or voidable any insurance then in force with respect thereto, which would constitute a defense to any action thereon, or which will make it impossible to obtain any insurance with respect thereto. If by reason of the failure of Tenant to comply herewith, any insurance rates for the Leased Property or the Complex be higher than they otherwise would be, Tenant shall reimburse Landlord, on the first day of the calendar month next succeeding notice by Landlord to Tenant of said increase, for that part of all insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of Tenant. Any policy of insurance maintained by Tenant insuring against any risk in, upon, about or in any way connected with the Leased Property or Tenant's use thereof shall contain an express waiver of any and all rights of subrogation thereunder whatsoever against Landlord, its officers, agents or employees.

       Tenant agrees, at its sole expense, to procure and maintain public liability insurance for the Leased Property during the Term of this Lease in the minimum amount of $1,000,000.00, combined single limit, and such insurance policy shall name Landlord as an additional insured.

       Tenant shall, at all times during the Term hereof, at its sole cost and expense, procure and maintain in full force and effect standard form of fire with extended coverage insurance covering Landlord's and Tenant's property and its merchandise, and the personal property of others in Tenant's possession in, upon or about the Leased Property. Such insurance shall be in an amount equal to the current replacement value of the property required to be insured.

       Tenant and Landlord, as their interests may appear, shall be the named assureds (and at Landlord's option, any other persons, firms or corporations designated by Landlord shall be additionally named assureds) under each such policy of insurance. Tenant shall furnish to Landlord a certificate acceptable to Landlord, evidencing the existence of such insurance, naming Landlord as an additional insured and certifying that such insurance may not be canceled or coverage diminished without at lease thirty (30) days prior written notice to landlord. Thereafter, at lease ten (10) days prior to the expiration of any such insurance, Tenant shall furnish Landlord with a certificate, in the form described above, evidencing the renewal or replacement of such insurance.

       Section 12. LIENS. Tenant shall at all times indemnify, save and hold
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Landlord and the Leased Property free, clear and harmless from any claims, liens, demands, charges, encumbrances, litigation and judgments arising directly or indirectly out of any use, occupancy or activity of Tenant, or out any work performed, material furnished, or obligations incurred by Tenant in, upon, about or otherwise in connection with the Leased Property. Tenant shall give Landlord notice of at

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least ten (10) business days prior to the commencement of any such work on the
Leased Property to afford Landlord the opportunity to file appropriate notices of non-responsibility. Tenant shall, at its sole cost and expense, within fifteen (15) days after the filing of any lien of record obtain the discharge and release thereof. Nothing contained herein shall prevent Landlord, at the cost and for the account of Tenant, from obtaining said discharge and release in the event Tenant fails or refuses to do the same within said fifteen (15) day period.

       Section 13. INDEMNIFICATION. Tenant hereby covenants and agrees to
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indemnify, save and hold Landlord and the Leased Property free, clear and harmless from any and all liability, costs, expenses, including attorneys' fees, judgments, claims, liens and demands of any kind whatsoever in connection with, arising out of, or by reason of any act, omission or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees while in, upon, about or in any way connected with the Leased Property or the Complex or arising from any accident, injury or damage, howsoever and by whomsoever caused to any person or property whatsoever, occurring in, upon, about or in any way connected with the Leased Property, the Complex, or any portion thereof other than as a result of the negligence of Landlord.

       Section 14. SUBORDINATION. Landlord reserves the right to encumber the
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Leased Property at any time, including, but not limited to sale-lease back transactions; and upon request of Landlord or any mortgagee or beneficiary under a deed of trust, or ground lease lessor, Tenant shall in writing, within ten
(10) days after Landlord's written request, subordinate its rights hereunder to the lien of any mortgage or deed of trust or any ground lease now or hereafter in force against the land or building of which the Leased Property is a part and upon any buildings hereafter placed upon the land of which the Leased Property is a part, and to all advances made or hereafter to be made upon the security thereof. In the event that Tenant fails to execute and/or deliver any such subordination to Landlord within said ten (10) days, Tenant hereby irrevocably appoints Landlord as Tenant's duly authorized attorney-in-fact for the purpose of executing and delivering any such subordination, and Tenant hereby grants Landlord all power and authority necessary to execute and deliver all such documents on behalf of Tenant. Tenant acknowledges that the power of attorney granted hereby is coupled with an interest.

       In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any deed of trust, or upon termination of any ground lease, Tenant shall attorn to the purchaser upon any such foreclosure or sale or ground lessor and recognize such purchaser or ground lessor as Landlord under this Lease.

       In the event that the mortgagee or beneficiary of any such mortgage or deed of trust elects to have this Lease a prior lien to its mortgage or deed of trust, then and in such event, upon such mortgagee's or beneficiary's giving written notice to Tenant to that effect, this Lease shall be deemed prior in lien to such mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of recordation of such mortgage or deed of trust.

       Section 15. ASSIGNMENT AND SUBLETTING. Tenant shall not assign,
                   -------------------------
mortgage, pledge, sublease or encumber this Lease or any interest herein, and shall not assign, mortgage, pledge, sublease or encumber the Leased Property or any interest therein, except with the prior written consent of Landlord (reference elsewhere herein to assignees notwithstanding), which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that any

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assignment or sublease from Tenant to an affiliate or subsidiary of Tenant shall not require Landlord's consent. Any such sublease, assignment, mortgage, pledge, or encumbrance shall not relieve Tenant from liability for payment of the rental herein provided or from the obligation to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to the assignment or subletting of the Leased Property.

       Tenant shall pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in processing, documenting or administering any request of Tenant for any Landlord's consent required by this Section. In addition, Tenant agrees that if Tenant assigns or sublets this Lease with Landlord's consent for a greater rent than Tenant is obligated to pay hereunder, Tenant and Landlord will divide equally any excess consideration received, after first deducting Tenant's reasonable marketing costs, including down time. Landlord shall not impose any restrictions on Tenant's assignment/subleasing rights such as restricted subtenants or rent minimums, and Landlord shall not have the right of recapture.

       Section 16. INSOLVENCY. It is understood and agreed that neither this
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Lease nor any interest herein or hereunder, nor any estate hereby created in favor of Tenant, shall pass by operation of law under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, to any trustee, receiver, assignee for the benefit of creditors, or any other person whomsoever.

       Section 17. CONDEMNATION. Should the whole or any part of the Leased
                   ------------
Property be condemned or taken by a competent authority for any public or quasi-public purpose, all awards payable on account of such condemnation and taking shall be payable to Landlord, and Tenant hereby waives any and all interest therein. For the purpose of this Section 17, a deed granted in lieu of condemnation shall be deemed a taking.

       If the whole of the Leased Property be condemned or taken, then this Lease shall terminate upon such taking. If only part of the Leased Property is so taken and the remaining portion thereof will not be reasonably adequate for the operation of Tenant's business after Landlord completes such repairs or alterations as Landlord elects to make, either Landlord or Tenant shall have the option to terminate this Lease as of said taking by notifying the other party hereto of such election in writing within twenty (20) days after such taking. In no event shall a taking terminate this Lease without such notification. If such partial taking does not terminate this Lease, this Lease shall continue in full force and effect, but the rent provided in Section 3 hereof shall be reduced by an amount equal to that proportion of such basic rent which the rentable square footage of the portion taken bears to the total rentable square footage of the Leased Property. If any part of the Complex other than the Leased Property shall be so taken or appropriated, Landlord shall have the right, at its option, to terminate this Lease by notifying Tenant within six (6) months of such taking.

       Section 18. DESTRUCTION OF PREMISES. If the Leased Property shall be
                   -----------------------
destroyed or rendered untenantable, either wholly or in part, by fire or other unavoidable casualty, Landlord may, at its option, restore the Leased Property to its previous condition and in the meantime basic monthly rent shall be abated in the same proportion as the untenantable portion of the Leased Property bears to the whole thereof. This Lease shall not terminate unless, within sixty (60) days after the happening of such casualty, Landlord notifies Tenant of its election to terminate this Lease. In the event Landlord does not elect to terminate this Lease, Landlord shall repair the damage to the Leased Property caused by such casualty. Any other provision hereof to the contrary notwithstanding, should any casualty have been the result of any act, omission or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, unless Landlord otherwise elects, this Lease shall not terminate. Tenant shall repair such damage and rent shall not abate.

       In the event of any damage not limited to, or not including, the Leased Property, such that the Complex is damaged to the extent of twenty-five percent (25%) or more, Landlord may elect to terminate this Lease upon giving notice of such election in writing to Tenant within ninety (90) days after the occurrence of the event causing the damage.

       Any other provision hereof to the contrary notwithstanding. Landlord shall not be liable for any repair or restoration until, and then only to the extent that, insurance proceeds are received therefor.

       Section 19. RIGHT OF ACCESS. Landlord shall at all times have the right
                   ---------------
to enter the Leased Property to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to exhibit the Leased Property to prospective purchasers or tenants, to post notices of nonresponsibility, and to repair or construct any portion of the building of which the Leased Property is a part or any other portion of the Complex, without abatement of rent, and may keep and store tools, material and equipment upon the Leased Property and may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the entrance to the Leased Property shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Leased Property, and any other loss occasioned by the exercise of Landlord's rights hereunder. For each of the aforesaid purposes, Landlord shall at all times have the right to retain a key with which to unlock all doors in the Leased Property, excluding Tenant's vaults and safes. Landlord shall have the right to use any means which Landlord may deem proper to open such doors in an emergency. Entry into the Leased Property obtained by Landlord by any such means shall not be deemed to be forcible or unlawful entry into, or a detainer of, the Leased Property, or an eviction of Tenant from the Leased Property or any portion thereof.

       Section 20. EXPENDITURES BY LANDLORD. Whenever under any provision of
                   ------------------------
this Lease, Tenant shall be obligated to make any payments or expenditures, or to do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein required, Landlord shall be entitled, but shall not be obligated, to make any such payment or expenditure or to do any such act or thing, or to incur any such liability, all on behalf of and at the cost for the account of Tenant. In such event, the amount thereof with interest thereon at the rate of one and one-half percent (1.5%) per month, compounded monthly, shall constitute and be collectible as additional rent upon demand.

       Section 21. OFFSET STATEMENT. Tenant agrees that within ten (10) days of
                   ----------------
any demand therefor by Landlord, Tenant will execute and deliver to Landlord or Landlord's designee a recordable certificate stating that this Lease is in full force and effect, such defenses or offsets as are claimed by Tenant, if any, the date to which all rentals have been paid, and such other information concerning the Lease, the Leased Property and Tenant as Landlord or said designee may reasonably request. In the event that Tenant fails to execute and/or deliver any such certificate or offset statement to Landlord within said ten (10) days, Tenant hereby irrevocably appoints Landlord as Tenant's duly authorized attorney-in-fact for the purpose of executing and delivering any such certificate or offset statement, and Tenant hereby grants Landlord all power and authority necessary to execute and deliver all such documents on behalf of Tenant. Tenant acknowledges that the power of attorney granted hereby is coupled with an interest.

       Section 22. DEFAULT. Tenant's compliance with each and every of its
                   -------
obligations hereunder is a condition precedent to each and every covenant and obligation of Landlord. In the event that (a) Tenant shall default in the payment of any sum of money required to be paid hereunder and such default continues for five (5) days after written notice thereof; or (b) Tenant shall default in the performance of any other of its obligations hereunder and such default continues for ten (10) days after written notice thereof (except for defaults which create a nuisance or illegal condition, or which cause or threaten serious danger or life, limb or property, in which case there shall be no requirement for written notice or right to cure); or (c) Tenant should vacate or abandon the Leased Property during the Term of this Lease, or (d) there is filed by or against Tenant any petition in bankruptcy, or Tenant is adjudicated as a bankrupt or insolvent, or there is appointed a receiver or trustee to take possession of all or substantially all of the assets of Tenant or of the Leased Property, or there is a general assignment by Tenant for the benefit of creditors, or any action is taken by or against Tenant under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, including without limitation, the filing of any petition for or in reorganization or an arrangement, or should the Leased Property or any portion thereof be taken or seized under the levy of execution or attachment against Tenant, Landlord at its sole option, shall, in addition to all other rights and remedies granted to Landlord hereunder or at law or in equity, have (i) the right to declare the Term of this Lease ended and to re-enter the Leased Property and take possession thereof, and to terminate all of the rights of Tenant in and to the Leased Property, or (ii) the right without declaring the Term of this Lease ended, to re-enter the Leased Property and to occupy the same, or any portion thereof, or to lease the whole or any portion thereof, for and on account of Tenant as hereinafter provided, applying any monies received first to payment of such expenses, including attorneys' fees and real estate commissions paid, assumed or incurred by Landlord in or in connection with the recovery, repairing or reletting of the Leased Property and then to the fulfillment of the covenants of Tenant (any such reletting shall be for such a term, at such a rent, and on such other conditions as Landlord in its sole discretion deems advisable); or (iii) the right, even though it may have relet all or any portion of the Leased Property as above-provided, to thereafter at any time terminate this Lease for such previous default on the part of Tenant. Pursuant to said right of re-entry, Landlord may remove all persons from the Leased Property and may, but shall not be obligated to, remove all property therefrom, and may, but shall not be obligated to, enforce any rights Landlord may have against said property, or store the same in any public or private warehouse or elsewhere at the cost and for the account of Tenant or the owner or owners thereof. Tenant agrees to hold Landlord free and harmless of any liability whatsoever for the removal, storage or discarding of any such property, whether of Tenant or any third party whomsoever. As security for Tenant's compliance with all the terms of this Lease, Landlord is hereby given a lien upon all of Tenant's property in, upon or about the Leased Property. Anything contained herein to the contrary notwithstanding, Landlord shall not be deemed to have terminated this Lease or any of Tenant's obligations hereunder by any such re-entry, or by action in unlawful detainer or otherwise to obtain possession of the Leased Property, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease. Tenant acknowledges and agrees that in the event of any failure of Tenant to pay any rent or other sums required to be paid by Tenant to Landlord pursuant to this Lease, Tenant shall immediately be in the status of default such that, at Landlord's option, the five (5) day written notice required above (1) may be a five-day notice as contemplated by N.R.S. Section
40.250 or N.R.S. Section 40.253, or (2) may be given simultaneously or may run concurrently with any five day notice given by Landlord pursuant to N.R.S.
Section 40.250 or N.R.S. Section 40.253.

       In any action brought by either party to enforce or protect any of its rights under or arising from this Lease, or related thereto, the prevailing party shall be entitled to receive its costs and legal expenses, including reasonable attorney's fees, whether such action is prosecuted to judgment or not. Landlord and Tenant hereby agree and acknowledge, each for the benefit of the other, that for purposes of the foregoing reciprocal attorneys' fees clause, they have bargained for attorneys' fees to be computed in the following manner: said attorneys; fees shall be computed by multiplying the regular hourly fee rate of the attorney or attorneys selected and utilized by the prevailing party by the number of hours expended in such action by said attorney or attorneys. If such hourly rate or rates, and the number of hours expended, are verified by the prevailing party's attorney or attorneys in a sworn certificate accompanied by time summaries, the resulting amount of such attorneys' fees shall be irrebuttably presumed to be reasonable.

       The waiver by Landlord of any default or breach of any of Tenant's obligations hereunder shall not be a waiver of any preceding or subsequent breach of the same or any other of Tenant's obligations contained herein. The subsequent acceptance of rent or any other payment hereunder by Tenant to Landlord shall not be construed to be a waiver of any preceding breach by Tenant of any of its obligations hereunder other than the failure to pay the particular rental or other payment or portion thereof so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental or other payment. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein provided shall be deemed to be other than on account of the earliest rent due and payable hereunder nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept any and negotiate any such check or payment without prejudice to Landlord's right to recover the balance of such sums as are due or pursue any other remedy provided in this Lease. The consent by Landlord to any matter or event requiring Landlord's consent shall not constitute a waiver of the necessity for such consent to any subsequent matter or event. Upon the occurrence of any breach by Tenant hereunder, Landlord's damages shall include the total value of any and all rent concessions and other inducements received by Tenant at the inception of the Lease or otherwise including, but not limited to, "free rent," reduced rent and the cost to Landlord of improving Tenant's Leased Premises over and above the cost of the building shell and any such improvements Landlord can use in reletting the Leased Premises.

       Section 23.  QUIET POSSESSION.  Upon Tenant's payment of all rentals and
                    ----------------
other payments herein required from Tenant, and upon Tenant's performance of all of the provisions, covenants and conditions of this Lease on Tenant's part to be kept and performed, Tenant may quietly have, hold and enjoy the Leased Property during the Term of this Lease without any disturbance from Landlord or from any other person claiming through Landlord.

       Section 24.  SALE BY LANDLORD.  In the event of any sale or exchange of
                    ----------------
the Leased Property, the Complex or the building of which the Leased Property is a part by Landlord, Landlord shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease, arising out of any act, occurrence or omission relating to the Leased Property occurring after the consummation of such sale or exchange. Tenant agrees to attorn to such purchaser or grantee.

       Section 25.  DEFAULT BY LANDLORD.  It is agreed that in the event
                    -------------------
Landlord fails or refuses to perform any of its obligations hereunder that Tenant, prior to exercising any right or remedy it may have, shall give fifteen
(15) days written notice to Landlord of such default specifying in said notice the default with which Landlord is charged. However, if the default complained of is of such a nature that the same can be rectified or cured, but cannot with reasonably diligence be rectified or cured within said fifteen (15) days, then such default shall be deemed to be rectified or cured if Landlord within said fifteen (15) day period shall commence the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing to proceed.

       Section 26.  FORCE MAJEURE.  Whenever a day is appointed herein on which,
                    -------------
or a period of time is appointed in which, either party hereto is required to do or complete any act, matter or thing, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is unreasonably interfered with, the doing or completion of such act, matter of thing because of labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials, or to obtain fuel or energy, weather or other acts of God, or other causes beyond such party's reasonable control (financial inability excepted); provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any rent or charge required of Tenant hereunder, and nothing herein shall excuse Tenant's default hereunder for creating any nuisance, illegal condition, or condition which causes or threatens serious injury to life, limb or property.

       Section 27.  SERVICE OF NOTICES.  Any and all notices and demands shall
                    ------------------
be in writing and shall be validly given or made if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand be served by mail, service shall be conclusively deemed made three (3) days after mailing or upon actual receipt, whichever is sooner. Any notice or demand to Landlord shall be addressed to Landlord at 2960 West Sahara Ave., Ste. 200, Las Vegas, NV 89102. Any notice or demand to Tenant shall be addressed to Tenant at 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005. Any party hereto may change its address for the purpose of receiving notices, payments or demands as herein provided by a written notice given in the manner aforesaid to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party.

       Section 28.  MISCELLANEOUS.
                    -------------

       28.1 If this Lease is terminated pursuant to any provision hereof and Tenant is not in default hereunder, rent shall be pro-rated as of the date of termination.

       28.2 The various rights, options, elections and remedies of Landlord and Tenant respectively contained in this Lease shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, priority or remedy allowed or provided for by law and not expressly waived in this Lease.

       28.3 The terms, provisions, covenants and conditions contained in this Lease shall apply to, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns (where assignment is permitted) of Landlord and tenant, respectively, except as otherwise provided in this Lease.

       28.4 If any term, provision, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants and conditions of this Lease, and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

       28.5 Time is of the essence of this Lease and all of the terms, provisions, covenants and conditions hereof.

       28.6 This Lease contains the entire agreement between the parties and cannot be changed or terminated orally.

       28.7 Masculine and feminine pronouns shall be substituted for the neuter form and vice versa, and the plural shall be substituted for the singular form and vice versa, in any place or places herein in which the context requires such substitutions.

       28.8 The laws of the State of Nevada shall govern the validity, construction and effect of this Lease.

       28.9 Whenever in this Lease any words of obligation or duty are used in connection with either party, such words shall have the same force and effect as though framed in the form of covenants on the part of such party.

       28.10 In the event either party hereto, now or hereafter, shall consist of more than one person, firm or corporation, then and in such event, such persons, firms or corporations shall be jointly and severally liable as parties hereunder; provided, however, nothing herein shall be deemed to impose personal liability on any limited partner of Landlord.

       28.11 Tenant and Landlord warrants that it has had no dealings with any broker or agent in connection with this Lease.

       28.12 Tenant acknowledges that, by entering into this Lease with Landlord, Tenant has not become a third-party beneficiary of any lease between Landlord and any other tenant, and that no part of the inducement to Tenant to enter into this Lease was any promise or covenant of Landlord, express or implied, to enforce any other lease for the benefit of Tenant.

       28.13 The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference to this Lease and in no way whatsoever define, limit or describe the scope or intent of this Lease nor in any way affect this Lease. In addition, in the event that a "Lease Summary" or other cover sheet shall be attached to the front of this Lease, it shall be for convenience only, and it shall not in any way affect the terms of this Lease, nor shall it be used in limiting, construing or defining any term, covenant or condition of this Lease.

       28.14 Tenant covenants and agrees to keep the terms and provisions of this Lease confidential, and not to disclose said terms and provisions to any person or entity whatsoever (except as may be required by law, or by any governmental entity). Tenant acknowledges that Landlord may have made special concessions to Tenant to induce Tenant to execute this Lease, which if known, could damage Landlord's future business and/or bargaining power. Tenant therefore agrees that any breach of the covenant contained in this paragraph by Tenant shall be an automatic and incurable default of this Lease.

       28.15 The submission of this Lease for examination does not constitute a reservation of or option for the Leased Property and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

       28.16 This Lease shall not be construed either for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of its language.

       28.17 Tenant acknowledges that Tenant has been advised by Landlord and/or Landlord's agents to consult an attorney in connection with the negotiation and execution hereof, and that neither Landlord nor Landlord's agent have given Tenant any legal advice.

       28.18 Tenant agrees that all amounts or charges, except for basic rent, to be paid by Tenant to Landlord pursuant the terms and provisions of this Lease, shall be conclusively deemed to be additional rent.

       28.19 Landlord acknowledges and agrees that notwithstanding any provision to the contrary contained herein, it shall be solely responsible for compliance with all applicable American's with Disabilities Act regulations regarding the exterior structure and common areas (including but not limited to, the parking lot, walkways and sidewalks) of the Complex.

       Section 29.  RECORDATION PROHIBITED.  Except upon the written consent of
                    ----------------------
Landlord neither Tenant nor anyone acting on behalf of Tenant shall record this Lease nor any memorandum or notice thereof nor cause the same to be recorded.

       IN WITNESS WHEREOF the parties hereto have executed this Lease the day and year first above written.

TENANT:                               LANDLORD:
Expedia, Inc.                         Fertitta Enterprises, Inc.


By: /s/ Gregory S. Stanger            /s/ James P. Faso
   -----------------------------      ----------------------------
                                      James P. Faso

Its: Gregory S. Stanger
    ----------------------------
     Senior Vice President and
     Chief Financial Officer

                                   EXHIBIT A

                 SITE PLAN SHOWING LOCATION OF LEASED PROPERTY

                                   EXHIBIT B

                             RULES AND REGULATIONS


Tenant agrees as follows:

       1. All loading and unloading of goods shall be done only at such times, in the areas, and through the entrance designated for such purposes by Landlord.

       2. The delivery or shipping of merchandise, supplies and fixtures to and from the Leased Property shall be subject to such rules and regulations as, in the judgment of Landlord, are necessary for the proper operation of the Leased Property or the Complex.

       3. No radio or television or other similar device shall be installed without first obtaining in each instance Landlord's consent in writing. No aerial shall be erected on the roof or exterior walls of the Leased Property or in the Complex without in each instance, the written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time at Tenant's expense.

       4. Tenant shall not, without the written consent of Landlord first hand and obtained, use in or about the Leased Property any advertising or promotional media such as searchlights, loud speakers, phonographs, or other similar visual or audio media which can be seen or heard outside the Leased Property.

       5. Tenant shall keep the Leased Property at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

       6. The exterior areas immediately adjoining the Leased Property shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstructions or merchandise in such areas.

       7. Tenant and Tenant's employees shall park their cars only in those parking areas designated for that purpose by Landlord. Tenant shall furnish Landlord with State automobile license numbers assigned to Tenant's car or cars, and cars of Tenant's employees, within five (5) days after taking possession of the Leased Property and shall thereafter notify Landlord of any changes within five (5) days after such changes occur. In the event that Tenant or its employees fail to park their cars in designating parking areas as aforesaid, then Landlord at its option, in addition to any other remedies, including, but not limited to, towing, may charge Tenant Twenty-five Dollars ($25.00) per day per car parked in any area other than those designated.

       8. The plumbing facilities shall not be used for any other purpose other than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by the Tenant who shall, or whose employees, agents, servants, customers or invitees shall, have caused it.

      9.   Tenant shall keep the Leased Property free from pets and vermin.

      10. Tenant shall not burn any trash or garbage of any kind in or about the Leased Property or the Complex.

      11. Tenant shall not make noises, cause disturbances, or create odors which may be offensive to Landlord or to other tenants of the Complex or their employees, agents, servants, customers or invitees.

      12. No portion of the Leased Property or the Complex shall be used for sale or display of any obscene, pornographic, so-called "adult" or otherwise offensive merchandise or activities, without Landlord's prior written consent.

      13. Without Landlord's written consent therefore first hand and obtained, no sign or other object or thing visible to public view outside of the Leased Property shall be placed or allowed on the exterior of the Leased Property or in the interior of the Leased Property in such a manner as shall be visible from outside the Leased Property, except that Tenant shall, at its expense, erect a sign on the exterior of the Leased Property of such size, shape, materials and design as may be prescribed by Landlord. Tenant shall be required to properly maintain its sign, including prompt repair of any nature. Tenant shall keep such sign lit during such hours as Landlord may designate. Upon expiration of the Lease, Tenant shall be responsible for promptly removing all signs placed in and around the Leased Property by Tenant. Tenant shall repair all damage caused to the building or Leased Property by such removal, including proper "capping off" of electrical wiring.

      14. Tenant and Tenant's employees and agents shall not solicit business in the parking areas or other common areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the parking area or in other common areas.

      15. Tenant shall refrain from keeping, displaying, or selling any merchandise or any object outside of the interior of the Leased Property or in any portion of any sidewalks, walkways or other part of the Complex outside of the Leased Property.

      16. The sidewalks, halls, passages, exits, entrances, stairways and other common areas shall not be obstructed by Tenant or used for any purpose other than for ingress and egress to the Leased Property.

      17. Landlord reserves the right to exclude or expel from the Complex any person who, in the judgment of the Landlord, is intoxicated or under the influence of liquor, or who shall in any manner do any act in violation of any of the rules and regulations of the Complex.

      18. Tenant shall not place a load upon any floor of the Leased Property exceeding the floor load per square foot which said floor was designed to carry or which is allowed by law.

      19. Landlord will direct electricians as to where and how telephone wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Leased Property shall be subject to the reasonable approval of Landlord.

      20. Tenant, upon termination of the Lease, shall deliver to Landlord the keys of offices, rooms and toilet rooms which shall have been furnished Tenant or which Tenant shall have made, and in the event of loss of any keys so furnished, shall pay Landlord therefor. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors of the Leased Property.

      21. Tenant shall see that the doors of the Leased Property are closed at all times when not in use for ingress or egress and securely locked before leaving the building of which the Leased Property is a part, and that all electricity, gas, heating or air conditioning shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Complex or by Landlord.

      22. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and none of Landlord's employees will admit any person to any office without specific instruction from Landlord.

                                 OFFICE LEASE

                                     INDEX


SECTION NO.    DESCRIPTION                                                  PAGE
-----------    -----------                                                  ----
1              DEMISE                                                         1
2              TERM                                                           1
3              RENT                                                           1
4              SECURITY DEPOSIT                                               3
5              POSSESSION AND SURRENDER OF LEASED PROPERTY                    3
6              USE OF LEASED PROPERTY                                         4
7              IMPROVEMENTS                                                   6
8              PARKING AND COMMON AREAS                                       6
9              TAXES                                                          7
10             SERVICES AND UTILITIES                                         8
11             INSURANCE                                                     10
12             LIENS                                                         11
13             INDEMNIFICATION                                               11
14             SUBORDINATION                                                 11
15             ASSIGNMENT AND SUBLETTING                                     12
16             INSOLVENCY                                                    12
17             CONDEMNATION                                                  12
18             DESTRUCTION OF PREMISES                                       13
19             RIGHT OF ACCESS                                               13
20             EXPENDITURES BY LANDLORD                                      14
21             OFFSET STATEMENT                                              14
22             DEFAULT                                                       14
23             QUIET POSSESSION                                              16
24             SALE BY LANDLORD                                              16
25             DEFAULT BY LANDLORD                                           16
26             FORCE MAJEURE                                                 16
27             SERVICE OF NOTICES                                            17
28             MISCELLANEOUS                                                 17
29             RECORDATION PROHIBITED                                        19
30             FINANCIAL STATEMENTS                                          19

EXHIBIT A      SITE PLAN SHOWING LOCATION OF LEASED PROPERTY                 20
EXHIBIT B      RULES AND REGULATIONS                                         21

                              ASSIGNMENT OF LEASE

     THIS ASSIGNMENT (this "Assignment") is made by and between Expedia, Inc., a Washington corporation ("Expedia") and Travelscape.com, Inc., a Delaware corporation and wholly-owned subsidiary of Expedia ("Travelscape") effective as of August 1, 2000.

     WHEREAS, Expedia entered into an Office Lease dated August 1, 2000 (the "Lease") with Fertitta Enterprises, Inc. ("Landlord") whereby Expedia leased certain real property in Las Vegas, Nevada from Landlord (the "Leased Property"); and

     WHEREAS, Section 15 of the Lease provides that assignment or sublease from Expedia to an affiliate or subsidiary of Expedia shall not require Landlord's consent; and

     WHEREAS, Expedia wishes to assign the Lease to Travelscape and Travelscape wishes to assume the Lease from Expedia under the terms and conditions set forth herein.

     NOW, THEREFORE, the parties agree as follows:

     1. Expedia hereby assigns to Travelscape all of Expedia's right, title, interest and obligations contained in the Lease. Travelscape hereby accepts such assignment, assumes the Lease and agrees to pay and perform as and when due all obligations of Expedia under the Lease and otherwise comply with the terms and conditions of the Lease, from and after the date of this Assignment.

     2. Travelscape shall acquire all of Expedia's interest in existing security deposits, if any, leasehold improvements and trade fixtures, if any, in connection with the Lease or the Leased Premises.

     3. Pursuant to Section 15 of the Lease, this Assignment shall not relieve Expedia from liability for payment of the rental in the Lease or from the obligation to keep and be bound by the terms, conditions and covenants of the Lease.

     IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the 1st day of August, 2000.

Assignor                               Assignee

EXPEDIA, INC.                          TRAVELSCAPE.COM, INC.

By:  /s/ Mark S. Britton               By:  /s/ Gregory S. Stanger
     ------------------------------         ------------------------------
Its: Sr. Vice President and General    Its: Chief Financial Officer
     ------------------------------         ------------------------------
     Counsel
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